EXHIBIT 32.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report of Capital Senior Living Corporation (the "Company") on Form 10-Q for the three months ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence A. Cohen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                          /s/ Lawrence A. Cohen
                                          -----------------------------------
                                          Lawrence A. Cohen
                                          Chief Executive Officer
                                          August 8, 2005